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                                                                      Exhibit 5



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[TRAVELERS LIFE AND ANNUITY LOGO]                                                                                    PFS PRIMELITE
 Travelers Insurance Company and its Affiliates o One Tower Square o                                          DATA COLLECTION FORM
 Hartford, CT  06183
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ISSUING INSURANCE COMPANY:          [ ] TRAVELERS INSURANCE COMPANY        [ ] TRAVELERS LIFE & ANNUITY COMPANY
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OWNER INFORMATION (REFERS TO CONTRACT OWNER OR CERTIFICATE OWNER)
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Name                                                             Address
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Date of Birth (DOB)
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SS#                                       Sex  M [ ]  F [ ]
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U.S. Citizen        Y [ ]   N [ ]           The Owner stated above will be used for all correspondence and tax reporting purposes.
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Joint Owner (Nonqualified only)  [ ]           Relationship to Owner
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Name                                                             SS#                                         DOB
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ANNUITANT (IF DIFFERENT FROM OWNER)
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Name                                                             SS#                                         DOB
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Sex        M [ ]    F [ ]       If no Annuitant is specified, the Owner stated above will be the Annuitant.
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CONTINGENT ANNUITANT, IF ANY  (NONQUALIFIED ONLY)                        INVESTMENT OPTIONS
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Name                                          DOB                         Smith Barney International Equity Portfolio            %
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BENEFICIARY INFORMATION                                                   Smith Barney Appreciation Portfolio                    %
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Full Name                                                                 MFS Mid Cap Growth Portfolio                           %
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                                                                          MFS Research Portfolio                                 %
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Relationship to Owner                                                     Smith Barney Income & Growth Portfolio                 %
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TYPE OF PLAN                                                              MFS Total Return Portfolio                             %
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  [ ]  Nonqualified      [ ]  Other, please specify below:                Smith Barney High Income Portfolio                     %
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  [ ]  IRA rollover/transfer                                              Smith Barney Concert Select High Growth Portfolio      %
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REPLACEMENT INFORMATION                                                   Smith Barney Concert Select Growth Portfolio           %
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Will the contract applied for replace any existing annuity                Smith Barney Concert Select Balanced Portfolio         %
contract or life insurance policy?        Y [ ]      N  [ ]              -----------------------------------------------------------
If Yes, specify company name & contract #  in Remarks section.            Smith Barney Concert Select Conservative Portfolio     %
                                                                         -----------------------------------------------------------
                                                                          Smith Barney Concert Select Income Portfolio           %
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REMARKS:                                                                  Smith Barney Money Market Portfolio                    %
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                                                                          Travelers Fixed Account                                %
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                                                                          Other                                                  %
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                                                                                                                Total        100 %
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DOLLAR COST AVERAGING           SYSTEMATIC WITHDRAWAL            PURCHASE AMOUNT
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[ ] Y         [ ]  N             [ ] Y         [ ]  N            INITIAL PURCHASE PAYMENT ($5,000 MIN.):
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ACKNOWLEDGMENT
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I understand the contract will take effect when the first purchase payment is received and the application is approved in the
Home Office of The Travelers.  ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT APPLIED FOR, WHEN BASED ON INVESTMENT EXPERIENCE
OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.  No Representative is authorized to make changes to the contract or application.  I ACKNOWLEDGE RECEIPT OF A CURRENT PROSPECTUS.  In Nonqualified situations if the owner is a trust, I/we hereby certify the trust is solely for the benefit of a natural person and not a Deferred Compensation Plan.

For Nonqualified contracts, if the Owner dies and is survived by the Annuitant before an Annuity Option or an Income Option payment begins, the surviving Joint Owner assumes full ownership of the contract and not the Beneficiary named by Written
Request.

NOTE:  Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete or misleading information, is guilty of a felony of the third degree.
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Owner's Signature                                                  Date
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Joint Owner's Signature                                            City, State, Zip
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REPRESENTATIVE USE ONLY
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I acknowledge that all data representations and signatures were recorded by me or in my presence in response to my inquiry and request and that all such representations and signatures are accurate and valid to the best of my knowledge and belief.  Will the
contract applied for replace any existing annuity contract or life insurance policy?    Y [ ]    N [ ]
Please Include:  Phone #:  (             )                            Fax #:  (          )
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Representative's Name                                              Lic #                          SS#
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Representative's Signature                                         Date                   Broker/Dealer
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      L-21234                                                                                                               10/97
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